                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21206

                          AEW Real Estate Income Fund
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

             399 Boylston Street, Boston, Massachusetts     02116
--------------------------------------------------------------------------------
            (Address of principal executive offices)     (Zip code)

                          Coleen Downs Dinneen, Esq.
                     IXIS Asset Management Advisors, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: January 31

Date of reporting period: January 31, 2006

Item 1. Report to Stockholders.
The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                       [LOGO] AEW

  AEW Real Estate Income Fund
  Annual Report
  January 31, 2006

AEW Management and Advisors
TABLE OF CONTENTS

Management Discussion
and Performance.........Page 1

Portfolio of InvestmentsPage 4

Financial Statements....Page 6

                          AEW REAL ESTATE INCOME FUND

PORTFOLIO PROFILE


Objective:
High current income is a primary objective; capital appreciation is a secondary objective

--------------------------------------------------------------------------------
Strategy:
Invests primarily in income-producing securities issued by real estate companies, including REITs

--------------------------------------------------------------------------------
Inception Date:
November 26, 2002

--------------------------------------------------------------------------------
Portfolio Manager:
Matthew A. Troxell, CFA AEW Management and Advisors, L.P.

--------------------------------------------------------------------------------
Common shares American Stock Exchange Symbol:
RIF

--------------------------------------------------------------------------------
CUSIP Numbers
Common shares:
00104H107

Preferred shares:
00104H206

--------------------------------------------------------------------------------
January 31, 2006 Market Value Per Common Share:
$19.35

Net Asset Value Per Common Share:
$22.55

Management Discussion
--------------------------------------------------------------------------------

For the fiscal year ended January 31, 2006, returns on real estate investment trusts (REITs) were higher than many other domestic investment media. The MSCI US REIT Index returned 32.11% for the period, significantly higher than the 6.00% return on the Dow Jones Industrial Average and the 10.38% return on the Standard & Poor's 500 Index. For the same period, the Lehman Brothers Aggregate Bond Index (a broad-based index of U.S. government and corporate bonds) returned 1.80%, while the Lehman Brothers U.S. Treasury Index (composed of Treasury bonds maturing in one year or more) returned 1.74%.

FUND PERFORMANCE
AEW Real Estate Income Fund's total return for the fiscal year ended
January 31, 2006 was 23.03% based on the market price of its common shares. These results assume that $0.92 in dividends and $0.97 in capital gains were reinvested during the period and reflect the change in the market price of fund shares, which rose to $19.35 at the end of January 2006, from $17.40 one year ago. The increase in the market price of fund shares reflects investor demand and is not directly linked to changes in the fund's net asset value. For the fiscal year, the fund's total return based on net asset value was 24.12% with all distributions reinvested, and the net asset value of shares rose to $22.55 at January 31, 2006, from $20.10 one year ago.

PORTFOLIO INFORMATION
Both the fund's common and preferred holdings posted positive total returns and provided generous yields during the year, allowing the fund to meet its primary objective of current income. The strongest performance came from the fund's holdings in the office and apartment sectors. Among its office holdings, Kilroy Realty Corp. was the top contributor. Kilroy's core portfolio of southern California office properties has benefited from strong demand for office space in that area. Among the fund's apartment holdings, Camden Property Trust was the top performer for the year. Camden is one of the largest apartment REITs in the nation, with a geographically diverse portfolio of properties located primarily in the "sunbelt" and Midwestern markets, from Florida to California. The company posted strong operating results during the year and was bolstered by its merger with former apartment REIT Summit Properties in February 2005. No property type posted a negative return during the period, but lodging was the weakest sector. The fund's use of interest-rate swap agreements during the year had a modest positive contribution to the fund's net asset value, while its leverage was a slight negative.

We made only marginal changes to the portfolio's composition during the fiscal year, all of which were designed to meet the fund's primary investment objective of generating current income. We added Brandywine Realty Trust, which owns and operates suburban office and industrial properties located in the Mid-Atlantic United States. We also added Trustreet Properties, the largest publicly traded restaurant REIT in the United States. Trustreet has more than $2.5 billion in real estate assets, managing financial interests in approximately 2,900 properties in 49 states.

As of January 31, 2006, the fund's common and preferred holdings amounted to 70.2% and 29.6% of total investments, respectively. The ten largest holdings accounted for 30.3% of the fund's total investments, and no single holding represented more than 3.9%.

OUTLOOK
Investor demand for commercial property is strong and we think it is likely to remain so in 2006, reflecting broad economic trends and low interest rates. We believe this demand should continue to benefit the REIT sector. However, after double-digit total returns for the past three years, REIT returns may begin to moderate in 2006, with continued high relative volatility. Nonetheless, we believe REIT returns should remain competitive with other types of investments.

                          AEW REAL ESTATE INCOME FUND

Investment Results through January 31, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The chart comparing the fund's performance to a REIT index provides a general sense of how the fund performed for the periods shown. It may be helpful to understand the differences between the two. The fund's total returns for the periods shown below include fund expenses, such as management fees/1/. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect investment results. It is not possible to invest directly in an index. Few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. AEW Real Estate Income Fund is a leveraged fund that invests in common and preferred shares of REITs, which makes a REIT index composed of purely common shares less than a direct comparison.

Average Annual Total Returns -- January 31, 2006


                                             SINCE
                                          INCEPTION/1/
                                1 YEAR/1/ (11/26/02)
Total return on market value     23.03%       19.02%
Total return on net asset value  24.12        26.87
------------------------------------------------------

COMPARATIVE PERFORMANCE
MSCI US REIT Index/2/            32.11     28.07/3/

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. Current returns may be higher or lower than those shown. All results include reinvestment of dividends and capital gains, including that portion of distributions designated as a return of capital, if any. The table represents past performance of the fund's common shares and does not reflect taxes shareholders might owe on any fund distributions or when they sell their shares.

Total return on market value reflects, for the periods indicated, changes in the fund's market price on the American Stock Exchange and the receipt and reinvestment of all distributions. An investor may only purchase or sell shares of the fund based upon its market price. In general, the market price of the fund is determined by supply and demand. An investor's actual return will vary depending on the market price of shares on the date of purchase and/or sale. Total return on the net asset value reflects, for the periods indicated, changes in the fund's net asset value per share, and the receipt and reinvestment of all distributions.


PORTFOLIO FACTS


                                % of Investments as of
FUND COMPOSITION                1/31/06     1/31/05
------------------------------------------------------
Common Stocks                    70.2        70.0
------------------------------------------------------
Preferred Stocks                 29.6        28.6
------------------------------------------------------
Short-Term Investments
 and Other                        0.2         1.4
------------------------------------------------------

                                % of Investments as of
TEN LARGEST HOLDINGS            1/31/06     1/31/05
------------------------------------------------------
Camden Property Trust             3.9         2.8
------------------------------------------------------
Healthcare Realty Trust, Inc.     3.7         4.2
------------------------------------------------------
Senior Housing Properties Trust   3.0         3.0
------------------------------------------------------
HRPT Properties Trust             3.0         3.6
------------------------------------------------------
Heritage Property
 Investment Trust                 2.9         2.7
------------------------------------------------------
iStar Financial, Inc.             2.9         3.4
------------------------------------------------------
Highwoods Properties, Inc.        2.8         2.1
------------------------------------------------------
Mack-Cali Realty Corp.            2.8         2.7
------------------------------------------------------
Liberty Property Trust            2.7         2.6
------------------------------------------------------
Kilroy Realty Corp.               2.6         2.2
------------------------------------------------------

                                % of Investments as of
FIVE LARGEST INDUSTRIES         1/31/06     1/31/05
------------------------------------------------------
REITs - Office                   23.8        26.1
------------------------------------------------------
REITs - Healthcare               13.2        13.5
------------------------------------------------------
REITs - Apartments               12.1        13.9
------------------------------------------------------
REITs - Shopping Centers         11.4        15.5
------------------------------------------------------
REITs - Diversified               9.2         6.2
------------------------------------------------------

  Portfolio holdings and asset allocations will vary.

NOTES TO CHART
/1/Fund performance has been increased by expense waivers, without which performance would have been lower.
/2/The MSCI US REIT Index is an unmanaged index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. It is not possible to invest directly in the index.
/3/The since-inception index comparative performance shown is calculated from 12/1/02.

                            ADDITIONAL INFORMATION


NOTICE OF PRIVACY POLICIES AND PRACTICES
We/1/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers/2/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

TYPES OF INFORMATION GATHERED
We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customers.

HOW WE USE THE INFORMATION
We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

POLICIES AND PRACTICES TO PROTECT CONFIDENTIAL INFORMATION
Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

PROXY VOTING INFORMATION
A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 1-800-862-4863; on the fund's web site, www.ixisag.com/aew_rif; and on the Securities and Exchange's (SEC) website at www.sec.gov. Information describing how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the fund's website and the SEC website.

QUARTERLY PORTFOLIO SCHEDULE
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

/1/For purposes of this notice the term "We" includes AEW Real Estate Income
   Fund and IXIS Asset Management Advisors, L.P.

/2/For purposes of this notice, the terms customer or customers include both shareholders of AEW Real Estate Income Fund and individuals who provide nonpublic personal information, but do not invest in the fund.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

            AEW REAL ESTATE INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of January 31, 2006

   Shares    Description                                Value (a)
--------------------------------------------------------------------
Common Stocks -- 92.0% of Net Assets
             Real Estate -- 1.3%
             Apartments -- 1.3%
      41,500 Municipal Mortgage & Equity LLC         $     1,087,715
                                                     ---------------
             Real Estate Investment Trusts -- 90.7%
             REITs - Apartments -- 10.9%
      44,000 Archstone-Smith Trust                         2,061,840
      68,000 Camden Property Trust                         4,426,800
      55,000 GMH Communities Trust                           887,150
      40,000 Mid-America Apartment Communities, Inc.       2,042,000
                                                     ---------------
                                                           9,417,790
                                                     ---------------
             REITs - Diversified -- 7.5%
      20,500 CentraCore Properties Trust                     582,610
      90,000 iStar Financial, Inc.                         3,230,100
      70,000 Lexington Corporate Properties Trust          1,554,000
      93,900 Spirit Finance Corp.                          1,130,556
                                                     ---------------
                                                           6,497,266
                                                     ---------------
             REITs - Factory Outlets -- 1.5%
      40,000 Tanger Factory Outlet Centers, Inc.           1,260,400
                                                     ---------------
             REITs - Healthcare -- 14.0%
      65,000 Health Care Property Investors, Inc.          1,803,750
     121,000 Healthcare Realty Trust, Inc.                 4,239,840
      80,000 Omega Healthcare Investors, Inc.              1,048,800
     190,500 Senior Housing Properties Trust               3,415,665
      50,000 Ventas, Inc.                                  1,530,000
                                                     ---------------
                                                          12,038,055
                                                     ---------------
             REITs - Industrial -- 7.0%
      25,000 EastGroup Properties, Inc.                    1,180,500
      62,400 First Potomac Realty Trust                    1,835,184
      68,100 Liberty Property Trust                        3,082,206
                                                     ---------------
                                                           6,097,890
                                                     ---------------
             REITs - Lodging/Resorts -- 3.1%
      63,000 Hospitality Properties Trust                  2,700,810
                                                     ---------------
             REITs - Office -- 23.8%
      87,700 Brandywine Realty Trust, Inc.                 2,758,165
      65,000 CarrAmerica Realty Corp.                      2,392,000
      77,000 Glenborough Realty Trust, Inc.                1,515,360
     100,000 Highwoods Properties, Inc.                    3,154,000
     311,300 HRPT Properties Trust                         3,340,249
      43,000 Kilroy Realty Corp.                           2,906,370
      70,000 Mack-Cali Realty Corp.                        3,130,400
      33,000 Parkway Properties, Inc.                      1,396,560
                                                     ---------------
                                                          20,593,104
                                                     ---------------
             REITs - Regional Malls -- 7.5%
      62,000 Glimcher Realty Trust                         1,695,080
      35,000 Macerich Co. (The)                            2,539,950
     150,000 Primaris Retail, 144A                         2,236,074
                                                     ---------------
                                                           6,471,104
                                                     ---------------
             REITs - Shopping Centers -- 8.3%
     140,000 Cedar Shopping Centers, Inc.                  2,070,600
      30,000 Equity One, Inc.                                719,100
      94,000 Heritage Property Investment Trust            3,337,000
      39,000 Ramco-Gershenson Properties Trust             1,099,020
                                                     ---------------
                                                           7,225,720
                                                     ---------------

   Shares    Description                                          Value (a)
------------------------------------------------------------------------------
             REITs - Single Tenant -- 5.7%
     100,000 Commercial Net Lease Realty                       $     2,293,000
      55,000 Realty Income Corp.                                     1,280,950
      90,000 Trustreet Properties, Inc.                              1,322,100
                                                               ---------------
                                                                     4,896,050
                                                               ---------------
             REITs - Specialty -- 1.4%
      27,000 Entertainment Properties Trust                          1,173,420
                                                               ---------------
             Total Real Estate Investment Trusts                    78,371,609
                                                               ---------------
             Total Common Stocks (Identified Cost $52,421,627)      79,459,324
                                                               ---------------
Preferred Stocks -- 38.8%
             Real Estate Investment Trusts -- 38.8%
             REITs - Apartments -- 4.9%
      50,000 Apartment Investment & Management Co., Series G         1,317,000
      29,400 Apartment Investment & Management Co., Series R           754,992
      42,000 Apartment Investment & Management Co., Series U         1,047,900
      45,000 Apartment Investment & Management Co., Series Y         1,123,650
                                                               ---------------
                                                                     4,243,542
                                                               ---------------
             REITs - Diversified -- 4.5%
      54,800 Crescent Real Estate Equities Co., Series B             1,413,840
      70,000 Duke Realty Corp, Series M(b)                           1,736,000
      30,000 Vornado Realty Trust, Series H                            732,900
                                                               ---------------
                                                                     3,882,740
                                                               ---------------
             REITs - Factory Outlets -- 1.8%
      35,500 Mills Corp. (The), Series B                               893,535
      25,000 Mills Corp. (The), Series E                               627,500
                                                               ---------------
                                                                     1,521,035
                                                               ---------------
             REITs - Healthcare -- 3.4%
      50,000 Health Care Property Investors, Inc., Class F           1,263,000
      65,400 Omega Healthcare Investors, Inc., Series D              1,696,476
                                                               ---------------
                                                                     2,959,476
                                                               ---------------
             REITs - Hotels -- 0.9%
      30,000 Strategic Hotel Capital, Inc., Series B(b)                766,500
                                                               ---------------
             REITs - Lodging/Resorts -- 5.6%
      75,000 Boykin Lodging Co., Series A                            1,965,000
      25,000 Felcor Lodging Trust, Inc., Series C                      621,250
      71,900 Hospitality Properties Trust, Series B                  1,883,780
      15,000 LaSalle Hotel Properties, Series A                        387,300
                                                               ---------------
                                                                     4,857,330
                                                               ---------------
             REITs - Office -- 7.3%
      30,000 Bedford Property Investors, Inc., Series A, 144A        1,469,064
     100,000 CarrAmerica Realty Corp., Series E                      2,535,000
      90,400 HRPT Properties Trust, Series B                         2,314,240
                                                               ---------------
                                                                     6,318,304
                                                               ---------------
             REITs - Regional Malls -- 3.5%
      75,000 Glimcher Realty Trust, Series F                         1,931,250
      45,000 Taubman Centers, Inc., Series H                         1,138,500
                                                               ---------------
                                                                     3,069,750
                                                               ---------------
             REITs - Shopping Centers -- 6.6%
      27,000 Cedar Shopping Centers, Inc., Series A                    724,950
      42,200 Developers Diversified Realty Corp., Series F           1,100,154
      21,300 Developers Diversified Realty Corp., Series G             549,753
      13,000 Federal Realty Investment Trust, Series B                 332,150
       6,700 Ramco-Gershenson Properties Trust, Series B               175,540
      27,000 Urstadt Biddle Properties, Inc., Series C               2,828,250
                                                               ---------------
                                                                     5,710,797
                                                               ---------------

                See accompanying notes to financial statements.

..

Investments as of January 31, 2006

   Shares     Description                                                         Value (a)
-------------------------------------------------------------------------------------------------
              REITs - Single Tenant -- 0.3%
        9,000 Realty Income Corp., Series D                                    $       230,850
                                                                               ---------------
              Total Preferred Stocks (Identified Cost $33,072,687)                  33,560,324
                                                                               ---------------
  Principal
   Amount
-------------------------------------------------------------------------------------------------
Short-Term Investment -- 0.2%
$     207,961 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 1/31/2006 at 2.05% to be repurchased at
              $207,973 on 2/1/2006, collateralized by $205,000 U.S.
              Treasury Note, 6.25% due 2/15/2007 valued at $214,225
              (Identified Cost $207,961)                                               207,961
                                                                               ---------------
              Total Investments -- 131.0% (Identified Cost $85,702,275) (c)        113,227,609
                                                                               ---------------
              Auction Rate Preferred Shares plus cumulative unpaid dividends -
              (32.4)%                                                              (28,003,344)
              Other Assets Less Liabilities - 1.4%                                   1,200,218
                                                                               ---------------
              Total Net Assets -- 100%                                         $    86,424,483
                                                                               ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Non-income producing security.
          (c) Federal Tax Information:
              At January 31, 2006, the net unrealized appreciation on
              investments based on cost of $85,745,489 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                  $    27,600,551
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                         (118,431)
                                                                               ---------------
              Net unrealized appreciation                                      $    27,482,120
                                                                               ===============
         144A Securities exempt from registration under Rule 144A of the
              Securities Act of 1933. These securities may be resold in
              transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, the value of these securities amounted to $3,705,138 or 4.3% of net assets.
        REITs Real Estate Investment Trusts

Holdings at January 31, 2006 as a Percentage of Net Assets (unaudited)

                        Office                    31.1%
                        Healthcare                17.4
                        Apartments                17.1
                        Shopping Centers          14.9
                        Diversified               12.0
                        Regional Malls            11.0
                        Lodging/Resorts            8.7
                        Industrial                 7.0
                        Single Tennant             6.0
                        Factory Outlets            3.3
                        Others, less than 2% each  2.3


                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

For the Year Ended January 31, 2006

ASSETS
  Investments at cost                                                                                                $ 85,702,275
  Net unrealized appreciation                                                                                          27,525,334
                                                                                                                     ------------
   Investments at value                                                                                               113,227,609
  Receivable for securities sold                                                                                        1,126,998
  Dividends and interest receivable                                                                                       503,280
  Receivable from investment adviser                                                                                          683
  Receivable for open swap agreements (Note 8)                                                                            842,827
  Other assets                                                                                                                949
                                                                                                                     ------------
   TOTAL ASSETS                                                                                                       115,702,346
                                                                                                                     ------------
LIABILITIES
  Payable for securities purchased                                                                                      1,109,858
  Management fees payable                                                                                                  42,964
  Administrative fees payable                                                                                               6,250
  Trustees' fees payable                                                                                                    1,435
  Other accounts payable and accrued expenses                                                                             114,012
                                                                                                                     ------------
   TOTAL LIABILITIES                                                                                                    1,274,519
                                                                                                                     ------------
  Auction Preferred Shares (1,120 shares outstanding) at liquidation value plus cumulative unpaid dividends            28,003,344
                                                                                                                     ------------
NET ASSETS                                                                                                           $ 86,424,483
                                                                                                                     ============
NET ASSETS CONSIST OF:
  Common Shares, $0.00001 par value; unlimited number of shares authorized, 3,833,390 shares issued and outstanding  $         38
  Additional paid-in capital                                                                                           54,000,310
  Accumulated net realized gain on investments, foreign currency transactions and swap agreements                       4,055,914
  Net unrealized appreciation on investments, foreign currency translations and swap agreements                        28,368,221
                                                                                                                     ------------
NET ASSETS APPLICABLE TO COMMON SHARES                                                                               $ 86,424,483
                                                                                                                     ============
COMPUTATION OF NET ASSET VALUE PER COMMON SHARE:
  Net assets                                                                                                         $ 86,424,483
                                                                                                                     ============
  Common shares issued and outstanding                                                                                  3,833,390
                                                                                                                     ============
  Net asset value per share ($86,424,483 / 3,833,390 shares of beneficial interest)                                  $      22.55
                                                                                                                     ============
  Market Value (closing price per share on American Stock Exchange)                                                  $      19.35
                                                                                                                     ============

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

For the Year Ended January 31, 2006

INVESTMENT INCOME
  Dividends                                                                                           $ 4,841,558
  Interest                                                                                                 14,049
  Less net foreign taxes withheld                                                                         (20,863)
                                                                                                      -----------
                                                                                                        4,834,744
                                                                                                      -----------
  Expenses
   Management fees                                                                                        885,157
   Trustees' fees and expenses                                                                             50,983
   Administrative fees                                                                                    150,000
   Custodian fees                                                                                          27,349
   Transfer agent fees                                                                                     12,763
   Audit fees                                                                                              36,584
   Legal fees                                                                                              50,062
   Shareholder reporting                                                                                   24,891
   Preferred stock auction fees                                                                            70,972
   Rating agency fees                                                                                      11,000
   American Stock Exchange fees                                                                            15,000
   Miscellaneous                                                                                           24,877
                                                                                                      -----------
  Total expenses                                                                                        1,359,638
   Less waivers                                                                                          (462,252)
                                                                                                      -----------
  Net expenses                                                                                            897,386
                                                                                                      -----------
  Net investment income                                                                                 3,937,358
                                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND SWAP AGREEMENTS
  Realized gain on:
   Investments - net                                                                                    6,865,064
   Capital gain distributions received (Note 2)                                                         1,436,179
   Swap agreements - net                                                                                   66,400
   Foreign currency transactions - net                                                                        342
  Change in unrealized appreciation (depreciation) of:
   Investments - net                                                                                    4,828,729
   Swap agreements - net                                                                                  431,062
   Foreign currency translations - net                                                                         60
                                                                                                      -----------
  Net realized and unrealized gain on investments, foreign currency transactions and swap agreements   13,627,836
                                                                                                      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        17,565,194
 LESS DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
  Net investment income                                                                                  (472,513)
  Short-term capital gain                                                                                 (84,580)
  Long-term capital gain                                                                                 (411,299)
                                                                                                      -----------
                                                                                                         (968,392)
                                                                                                      -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS                          $16,596,802
                                                                                                      ===========

                See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                               Year Ended               Year Ended
                                            January 31, 2006         January 31, 2005
                                         ---------------------    ---------------------
FROM OPERATIONS:
 Net investment income                   $           3,937,358    $           4,290,514
 Net realized gain on investments,
   foreign currency transactions and
   swap agreements                                   8,367,985                1,329,782
 Net change in unrealized appreciation
   (depreciation) of investments,
   foreign currency translations and
   swap agreements                                   5,259,851                2,151,993
                                         ---------------------    ---------------------
 Net increase in net assets resulting
   from operations                                  17,565,194                7,772,289
                                         ---------------------    ---------------------
LESS DISTRIBUTIONS TO PREFERRED
 SHAREHOLDERS FROM:
 Net investment income                                (472,513)                (316,968)
 Short-term capital gain                               (84,580)                  (1,132)
 Long-term capital gain                               (411,299)                (136,081)
                                         ---------------------    ---------------------
                                                      (968,392)                (454,181)
                                         ---------------------    ---------------------
 Increase in net assets from operations
   applicable to common shareholders                16,596,802                7,318,108
                                         ---------------------    ---------------------
LESS DISTRIBUTIONS TO COMMON
 SHAREHOLDERS FROM:
 Net investment income                              (3,531,588)              (3,949,554)
 Short-term capital gain                              (632,156)                 (14,108)
 Long-term capital gain                             (3,074,079)              (1,695,623)
 Tax return of capital                                      --                  (96,550)
                                         ---------------------    ---------------------
                                                    (7,237,823)              (5,755,835)
                                         ---------------------    ---------------------
 Total increase in net assets                        9,358,979                1,562,273
NET ASSETS APPLICABLE TO COMMON
 SHAREHOLDERS
 Beginning of the year                              77,065,504               75,503,231
                                         ---------------------    ---------------------
 End of the year                         $          86,424,483    $          77,065,504
                                         =====================    =====================

                See accompanying notes to financial statements.

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                                                                    Year Ended January 31,
                                                             ----------------------------------------------------------------
                                                                     2006                  2005                    2004
                                                             -------------------  -------------------     -------------------
                                                             -------------------  -------------------     -------------------
Net asset value, beginning of period (common shares)         $             20.10  $             19.70     $             14.03
                                                             -------------------  -------------------     -------------------
Income from investment operations:
 Net investment income (b)                                                  1.03                 1.12                    0.99
 Net realized and unrealized gain (loss) on investments                     3.56                 0.90                    6.71
                                                             -------------------  -------------------     -------------------
Total from investment operations                                            4.59                 2.02                    7.70
                                                             -------------------  -------------------     -------------------
Less distributions to preferred shareholders from:
 Net investment income                                                     (0.12)               (0.08)                  (0.05)
 Short-term gain                                                           (0.02)               (0.00)(f)               (0.03)
 Long-term gain                                                            (0.11)               (0.04)                  (0.00)(f)
                                                             -------------------  -------------------     -------------------
                                                                           (0.25)               (0.12)                  (0.08)
                                                             -------------------  -------------------     -------------------
Total from investment operations applicable to common
 shareholders                                                               4.34                 1.90                    7.62
                                                             -------------------  -------------------     -------------------
Less distributions to common shareholders from:
 Net investment income                                                     (0.92)               (1.03)                  (1.00)
 Short-term gain                                                           (0.17)               (0.00)(f)               (0.72)
 Long-term gain                                                            (0.80)               (0.44)                  (0.07)
 Tax return of capital                                                        --                (0.03)                     --
                                                             -------------------  -------------------     -------------------
Total distributions to common shareholders                                 (1.89)               (1.50)                  (1.79)
                                                             -------------------  -------------------     -------------------
Common shares offering costs charged to paid-in capital                       --                   --                      --
                                                             -------------------  -------------------     -------------------
Preferred shares underwriting commissions and offering costs                  --                   --                   (0.16)
                                                             -------------------  -------------------     -------------------
Net asset value, end of period (common shares)               $             22.55  $             20.10     $             19.70
                                                             ===================  ===================     ===================
Market value, end of period (common shares)                  $             19.35  $             17.40     $             17.87
                                                             ===================  ===================     ===================
Total return on market value (%) (j)                                       23.03                 6.11                   37.45
Total return on net asset value (%) (i)(j)                                 24.12                11.19                   56.84
Ratio of expenses to average net assets applicable to
 common shares, before waivers (%) (e)                                      1.65                 1.81                    2.00
Ratio of expenses to average net assets applicable to
 common shares, after waivers (%) (d) (e)                                   1.09                 1.23                    1.38
Ratio of net investment income to average net assets
 applicable to common shares, before waivers (%) (e)                        4.20                 5.11                    5.35
Ratio of net investment income to average net assets
 applicable to common shares, after waivers (%) (e)                         4.76                 5.69                    5.97
Portfolio turnover rate (%)                                                   15                    8                      31
Net assets applicable to common shares, end of period
 (000's)                                                     $            86,424  $            77,066     $            75,503

Auction market preferred shares:
Total shares outstanding                                                   1,120                1,120                   1,120
Asset coverage per share (g)                                 $           102,168  $            93,820     $            92,414
Involuntary liquidation preference per share (h)             $            25,000  $            25,000     $            25,000
Approximate market value per share                           $            25,000  $            25,000     $            25,000

                                                                 For the Period
                                                               November 26, 2002*
                                                               through January 31,
                                                                      2003
                                                             -------------------
                                                             -------------------
Net asset value, beginning of period (common shares)         $             14.33(a)
                                                             -------------------
Income from investment operations:
 Net investment income (b)                                                  0.09
 Net realized and unrealized gain (loss) on investments                    (0.24)
                                                             -------------------
Total from investment operations                                           (0.15)
                                                             -------------------
Less distributions to preferred shareholders from:
 Net investment income                                                        --
 Short-term gain                                                              --
 Long-term gain                                                               --
                                                             -------------------
                                                                              --
                                                             -------------------
Total from investment operations applicable to common
 shareholders                                                              (0.15)
                                                             -------------------
Less distributions to common shareholders from:
 Net investment income                                                     (0.09)
 Short-term gain                                                           (0.00)(f)
 Long-term gain                                                            (0.01)
 Tax return of capital                                                     (0.02)
                                                             -------------------
Total distributions to common shareholders                                 (0.12)
                                                             -------------------
Common shares offering costs charged to paid-in capital                    (0.03)
                                                             -------------------
Preferred shares underwriting commissions and offering costs                  --
                                                             -------------------
Net asset value, end of period (common shares)               $             14.03
                                                             ===================
Market value, end of period (common shares)                  $             14.55
                                                             ===================
Total return on market value (%) (j)                                       (2.23)(c)
Total return on net asset value (%) (i)(j)                                 (1.29)(c)
Ratio of expenses to average net assets applicable to
 common shares, before waivers (%) (e)                                      1.85
Ratio of expenses to average net assets applicable to
 common shares, after waivers (%) (d) (e)                                   1.37
Ratio of net investment income to average net assets
 applicable to common shares, before waivers (%) (e)                        2.80
Ratio of net investment income to average net assets
 applicable to common shares, after waivers (%) (e)                         3.28
Portfolio turnover rate (%)                                                    1
Net assets applicable to common shares, end of period
 (000's)                                                     $            53,776

Auction market preferred shares:
Total shares outstanding                                                      --
Asset coverage per share (g)                                 $                --
Involuntary liquidation preference per share (h)             $                --
Approximate market value per share                           $                --

*  Commencement of operations.
(a)Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.00 offering price.
(b)Calculated using the average common shares outstanding during the period.
(c)Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 paid by the shareholder on the first day and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $15.00 on the first day and a sale at the current market price of the last day of the period.
(d)The investment adviser and the Fund's administrator agreed to waive a portion of their fees during the period. Without these waivers, expense ratios would have been higher. See Note 5.
(e)Computed on an annualized basis for periods less than one year.
(f)Amount rounds to less than $0.01 per share.
(g)Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.
(h)Plus accumulated and unpaid dividends.
(i)Had certain expenses not been waived during the period total return would have been lower.
(j)Periods less than one year are not annualized.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

January 31, 2006

1. Organization. AEW Real Estate Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company. The Fund is organized under the laws of the Commonwealth of Massachusetts by an Amended and Restated Agreement and Declaration of Trust dated October 10, 2002. The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its objectives by concentrating its investments in the United States real estate industry.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities for which market quotations are readily available are valued at market price on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price on the basis of valuations furnished to the Fund by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Securities traded on foreign exchanges are valued at the market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the closing of that exchange will materially affect a security's value. In that case the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser, pursuant to the procedures approved by the Board of Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in dividends received from the Fund's investments in real estate investment trusts ("REITs") are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax

January 31, 2006

has been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. The Fund intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Fund. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend period for Auction Market Preferred Shares ("AMPS") is generally seven days. For the year ended January 31, 2006, the dividend rates for AMPS ranged from 2.47% to 4.50%. The dividend rate for AMPS on January 31, 2006 was 4.30%. In addition, at least annually, the Fund intends to distribute net capital gains, if any.

The timing and characterization of certain income and capital gain distributions are determined annually on a calendar year basis in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. When the Fund identifies the character of distributions paid by REITs in the previous calendar year, certain distributions to Fund shareholders may be redesignated as capital gain distributions or, if in excess of taxable income, as a return of capital. The character of distributions paid as disclosed within the Statement of Changes in Net Assets includes certain calendar year federal tax-based amounts and corresponding estimates for the period from January 1 through January 31, 2006 of ordinary income, capital gains and return of capital based on dividends received from REITs.

Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts. These permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions and swap agreements. Temporary differences between book and tax distributable earnings are primarily due to wash sales.

The tax character of distributions paid for the years ended January 31, 2006 and 2005 were as follows:

                                               2006       2005
              -                             ---------- ----------
              Distributions from:
              Ordinary income               $4,720,837 $3,906,427
              Long-term capital gains        3,485,378  2,207,039
              Non-taxable return of capital         --     96,550
                                            ---------- ----------
                                            $8,206,215 $6,210,016
                                            ========== ==========

The difference between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains and swap agreements.

As of January 31, 2006, the components of distributable earnings on a tax basis were as follows:

               Undistributed ordinary income         $        --
               Undistributed long-term capital gains   4,099,128
                                                     -----------
               Total undistributed earnings            4,099,128
               Unrealized appreciation                28,325,007
                                                     -----------
               Total accumulated earnings            $32,424,135
                                                     ===========

f. Swap Agreements. The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and forward swap spread lock swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 8 for a summary of the open swap agreements as of January 31, 2006.

January 31, 2006


g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party agreements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

h. Indemnifications. Under the Fund's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Auction Market Preferred Shares. On February 10, 2003, the Fund issued 1,120 shares of Series M AMPS with proceeds of $28,000,000 in a public offering. Underwriting commissions and offering costs of $601,187 ($0.16 per common share) were incurred in connection with the offering and were charged directly to paid-in-capital of the common shares. Dividends on the AMPS are cumulative at a rate which was established at the offering of the AMPS and has been reset every seven days thereafter by an auction. The Fund pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The AMPS may also be subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund defaults on its asset maintenance requirements with respect to the AMPS as defined in the Fund's By-Laws and fails to cure such a default within the time permitted. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a separate class, have the right to elect at least two members of the Board of Trustees and to vote under certain other circumstances specified in the Fund's By-Laws. The AMPS have a liquidation preference of $25,000 per share.

4. Purchases and Sales of Securities. For the year ended January 31, 2006, purchases and sales of securities (excluding short-term investments) were $16,001,691 and $16,353,260, respectively.

5. Management Fees and Other Transactions with Affiliates.

a. Management Fees. AEW Management and Advisors, L.P. ("AEW") serves as the investment adviser to the Fund. AEW is an affiliate of AEW Capital Management,
L. P., a wholly-owned subsidiary of IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly by three large affiliated French financial services entities: the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC (as defined below) and by French regional savings banks known as the Caisses d'Epargne; the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; and CNP Assurances, a large French life insurance company. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.80%, calculated daily and payable monthly, based on the Fund's average daily managed assets (net assets applicable to common shares plus the liquidation preference of any preferred shares and the principal amount of any borrowings used for leverage).

AEW has contractually agreed to waive a portion of its management fees in the amount of 0.25% of the Fund's average daily managed assets during the first five years of the Fund's operations, 0.20% of average daily managed assets in year six, 0.15% of average daily managed assets in year seven, 0.10% of average daily managed assets in year eight, and 0.05% of average daily managed assets in year nine.

AEW has also agreed to waive an additional portion of its management fees in the amount of 0.10% of the Fund's average daily managed assets. This waiver is voluntary and may be terminated by the investment adviser at any time without notice.

For the year ended January 31, 2006, management fees and waivers for the Fund were as follows:

                                                                             Percentage of Average Daily Managed Assets
                                                                             ------------------------------------------
Gross Management Fee Waiver of Management Fee     Net Management Fee              Gross                       Net
-------------------- ------------------------     ------------------              -----                       ---
     $885,157                $387,252                  $497,905                   0.80%                      0.45%

b. Administrative Expense. IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), a wholly-owned subsidiary of IXIS US Group, provides certain administrative services for the Fund and subcontracts with State Street Bank and Trust Company ("State Street Bank") to serve as subadministrator. The Fund pays IXIS Advisors a fee for these services at the annual rate of 0.0600% of the first $300 million of the Fund's average daily managed assets, and 0.0575% of such assets in excess of $300 million, subject to an annual minimum fee of $150,000.

January 31, 2006


IXIS Advisors has agreed to voluntarily waive a portion of its fee. This waiver is voluntary and may be terminated by IXIS Advisors at any time without notice.

Prior to September 1, 2005, Investors Bank & Trust Company ("IBT") served as subadministrator.

For the year ended January 31, 2006, the following was paid to IXIS Advisors for administrative services:

                                                                             Percentage of Average Daily Managed Assets
       Gross                Waiver of                                        ------------------------------------------
Administrative Fee      Administrative Fee      Net Administrative Fee            Gross                       Net
------------------      ------------------      ----------------------            -----                       ---
     $150,000                $75,000                   $75,000                    0.14%                      0.07%

c. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS US Group or its affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000 while each committee chairman receives a retainer fee at the annual rate of $3,000. The retainer fees assume four Board or Committee meetings per year. Trustees are compensated for each additional Board or Committee meeting in excess of four meetings per year at the rate of $375 and $200, respectively. The annual retainer fee of the Chairperson of the Board is allocated among the Fund and the funds in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Additionally, the Board of Trustees has approved the use of Fund assets to pay its portion of the annual salary for 2005 of an employee of IXIS Advisors who supports the Fund's Chief Compliance Officer. For the year ended January 31, 2006, the Fund's portion of such expense was approximately $1,500.

6. Brokerage Commission Recapture. The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are presented as realized gains in the Statement of Operations. For the year ended January 31, 2006, $1,632 was rebated under these agreements.

7. Shares of Beneficial Interest. The Amended and Restated Agreement and Declaration of Trust permits the Fund's Trustees to issue an unlimited number of common shares, $0.00001 par value per share. For the years ended January 31, 2006 and 2005, there were no transactions in common shares.

8. Swap Agreements. Open swap agreements as of January 31, 2006 are as follows:

                       Expiration                                  Unrealized
   Notional Amount        Date             Description            Appreciation
 -------------------   ---------- -----------------------------  --------------
 Interest Rate Swaps

         $ 2,800,000    3/1/2006  Agreement with Bank of         $        4,784
                                  America dated 2/28/2003 to
                                  pay the notional amount
                                  multiplied by 2.345% and to
                                  receive the notional amount
                                  multiplied by the 1 week
                                  Floating Rate London
                                  Interbank Offering Rate
                                  ("LIBOR") adjusted by a
                                  specific spread.

        $ 14,000,000    3/3/2008  Agreement with Bank of                471,125
                                  America dated 2/28/2003 to
                                  pay the notional amount
                                  multiplied by 3.104% and to
                                  receive the notional amount
                                  multiplied by the 1 week
                                  Floating Rate LIBOR adjusted
                                  by a specific spread.

         $ 8,400,000    3/1/2010  Agreement with Bank of                366,918
                                  America dated 2/28/2003 to
                                  pay the notional amount
                                  multiplied by 3.622% and to
                                  receive the notional amount
                                  multiplied by the 1 week
                                  Floating Rate LIBOR adjusted
                                  by a specific spread.
                                                                 --------------
                                                                 $      842,827
                                                                 ==============

9. Other. On January 4, 2006, the Fund declared three monthly dividends of $0.115 per common share for the months of January, February and March payable on January 27, February 24, and March 31, respectively. Characterization of the dividends for tax purposes, determined annually on a calendar year basis, may result in a portion of the dividends being designated as a return of capital.

10. Concentration of Risk. The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declining property values, increase in property taxes, operating expenses, interest rates or competition, zoning changes and losses from casualty and condemnation.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of AEW Real Estate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AEW Real Estate Income Fund (the "Fund"), at January 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 17, 2006

                          DIVIDEND REINVESTMENT PLAN

The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each Common Shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by Computershare Limited, as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless they elect to receive cash. The Plan Agent will either (i) effect purchases of Common Shares under the Plan in the open market or (ii) distribute newly issued Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at (800) 730-6001.

      2006 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)


Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the Fund designated $3,485,378 as capital gains dividends paid during the year ended January 31, 2006.

                        TRUSTEE AND OFFICER INFORMATION


The table below provides certain information regarding the Trustees and Officers of AEW Real Estate Income Fund (the "Fund"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                       Position(s) Held with the                                     Number of Portfolios in
                         Trust, Length of Time        Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth Served and Term of Office*      During Past 5 Years**       and Other Directorships Held
---------------------- --------------------------      ---------------------       ----------------------------

INDEPENDENT TRUSTEES

Graham T. Allison, Jr.     Trustee since 2002     Douglas Dillon Professor and     38
(3/23/40)                 Contract Review and     Director of the Belfer Center    Director, Taubman Centers,
(Class I)                 Governance Committee    of Science for International     Inc. (real estate investment
                                 Member           Affairs, John F. Kennedy         trust)
                                                  School of Government,
                                                  Harvard University

Charles D. Baker           Trustee since 2005     President and Chief Executive    38
(11/13/56)                Contract Review and     Officer, Harvard Pilgrim         None
(Class III)               Governance Committee    Health Care (health plan)
                                 Member

Edward A. Benjamin         Trustee since 2003     Retired                          38
(5/30/38)                 Contract Review and                                      Director, Precision Optics
(Class II)                Governance Committee                                     Corporation (optics
                                 Member                                            manufacturer)

Daniel M. Cain             Trustee since 2002     President and Chief Executive    38
(2/24/45)                Chairman of the Audit    Officer, Cain Brothers &         Director, Sheridan
(Class II)                     Committee          Company, Incorporated            Healthcare Inc. (physician
                                                  (investment banking)             practice management)

Paul G. Chenault           Trustee since 2003     Retired; Trustee, First Variable 38
(9/12/33)                 Contract Review and     Life (variable life insurance)   Director, Mailco Office
(Class I)                 Governance Committee                                     Products, Inc. (mailing
                                 Member                                            equipment)

Kenneth J. Cowan           Trustee since 2002     Retired                          38
(4/5/32)                Chairman of the Contract                                   None
(Class II)               Review and Governance
                               Committee

Richard Darman             Trustee since 2002     Partner, The Carlyle Group       38
(5/10/43)                 Contract Review and     (investments); formerly,         Director and Chairman of
(Class I)                 Governance Committee    Professor, John F. Kennedy       Board of Directors, AES
                                 Member           School of Government,            Corporation (international
                                                  Harvard University               power company)

Sandra O. Moose         Chairperson of the Board  President, Strategic Advisory    38
(2/17/42)                     of Trustees         Services (management             Director, Verizon
(Class III)               since November 2005     consulting); formerly, Senior    Communications;
                           Trustee since 2002     Vice President and Director,     Director, Rohm and Haas
                        Ex officio member of the  The Boston Consulting Group,     Company (specialty
                          Audit Committee and     Inc. (management consulting)     chemicals);
                          Contract Review and                                      Director, AES Corporation
                          Governance Committee

                        TRUSTEE AND OFFICER INFORMATION

                        Position(s) Held with the                                       Number of Portfolios in
                          Trust, Length of Time         Principal Occupation(s)         Fund Complex Overseen***
Name and Date of Birth  Served and Term of Office*       During Past 5 Years**        and Other Directorships Held
----------------------  --------------------------       ---------------------        ----------------------------

INDEPENDENT TRUSTEES
continued

John A. Shane               Trustee since 2002      President, Palmer Service        38
(2/22/33)                 Audit Committee Member    Corporation (venture capital     Director, Gensym
(Class III)                                         organization)                    Corporation (software and
                                                                                     technology service provider);
                                                                                     Director and Chairman of the
                                                                                     Board, Abt Associates Inc.
                                                                                     (research and consulting firm)

Cynthia L. Walker           Trustee since 2005      Executive Dean for               38
(7/25/56)                 Audit Committee Member    Administration (formerly,        None
(Class III)                                         Dean for Finance and CFO),
                                                    Harvard Medical School

INTERESTED TRUSTEES

Robert J. Blanding/1        Trustee since 2003      President, Chairman, Director,   38
/(4/14/47)              Chief Executive Officer for and Chief Executive Officer,     None
555 California Street     Loomis Sayles Trust II    Loomis, Sayles & Company,
San Francisco, CA 94104                             L.P.; President and Chief
(Class I)                                           Executive Officer -- Loomis
                                                    Sayles Funds I

John T. Hailer/2/           Trustee since 2002      President and Chief Executive    38
(11/23/60)                      President,          Officer, IXIS Asset              None
(Class II)                Chief Executive Officer   Management Advisors, L.P.
                                                    and IXIS Asset Management
                                                    Distributors, L.P.; Executive
                                                    Vice President, Loomis Sayles
                                                    Funds I; President and Chief
                                                    Executive Officer, IXIS
                                                    Advisor Cash Management
                                                    Trust, IXIS Advisor Funds
                                                    Trust II, IXIS Advisor Funds
                                                    Trust III and IXIS Advisor
                                                    Funds Trust IV

OFFICERS

Coleen Downs Dinneen    Secretary, Clerk and Chief  Senior Vice President, General   Not Applicable
(12/16/60)               Legal Officer, since 2004  Counsel, Secretary and Clerk
                                                    (formerly, Deputy General
                                                    Counsel, Assistant Secretary and
                                                    Assistant Clerk), IXIS Asset
                                                    Management Distribution
                                                    Corporation, IXIS Asset
                                                    Management Distributors, L.P.
                                                    and IXIS Asset Management
                                                    Advisors, L.P.

                        TRUSTEE AND OFFICER INFORMATION

                       Position(s) Held with the                                     Number of Portfolios in
                         Trust, Length of Time        Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth Served and Term of Office*      During Past 5 Years**       and Other Directorships Held
---------------------- --------------------------      ---------------------       ----------------------------

OFFICERS
continued

James J. Finnegan      Executive Vice President,  General Counsel, Managing               Not Applicable
(4/29/60)                     since 2004          Director, Vice President and
AEW Capital Management                            Clerk, AEW Management and
Two Seaport Lane                                  Advisors, L.P.; General
Boston, MA 02110                                  Counsel and Vice President,
                                                  AEW Capital Management,
                                                  L.P.; Vice President and
                                                  Assistant Clerk, AEW
                                                  Investment Group, Inc.; Vice
                                                  President and Assistant Clerk,
                                                  AEW Real Estate
                                                  Advisors, Inc.

Michael C. Kardok        Treasurer, Principal     Senior Vice President, IXIS             Not Applicable
(7/17/59)              Financial and Accounting   Asset Management Advisors,
                          Officer, since 2004     L.P. and IXIS Asset
                                                  Management Distributors,
                                                  L.P.; formerly, Senior Director,
                                                  PFPC Inc; formerly, Vice
                                                  President -- Division
                                                  Manager, First Data Investor
                                                  Services, Inc.

Max J. Mahoney           Anti-Money Laundering    Senior Vice President, Deputy           Not Applicable
(5/1/62)                 Officer and Assistant    General Counsel, Assistant
                         Secretary, since 2005    Secretary and Assistant Clerk,
                                                  IXIS Asset Management
                                                  Distribution Corporation, IXIS
                                                  Asset Management
                                                  Distributors, L.P. and IXIS
                                                  Asset Management Advisors,
                                                  L.P.; Chief Compliance
                                                  Officer, IXIS Asset
                                                  Management Advisors, L.P.;
                                                  formerly, Senior Counsel,
                                                  MetLife, Inc.; formerly,
                                                  Associate Counsel, LPL
                                                  Financial Services, Inc.

                        TRUSTEE AND OFFICER INFORMATION

                       Position(s) Held with the                                      Number of Portfolios in
                         Trust, Length of Time         Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth Served and Term of Office*       During Past 5 Years**       and Other Directorships Held
---------------------- --------------------------       ---------------------       ----------------------------

  OFFICERS
  continued

  John E. Pelletier     Chief Operating Officer,  Executive Vice President and             Not Applicable
  (6/24/64)                    since 2004         Chief Operating Officer
                                                  (formerly, Senior Vice President,
                                                  General Counsel, Secretary and
                                                  Clerk), IXIS Asset Management
                                                  Distributors, L.P. and IXIS Asset
                                                  Management Advisors, L.P.;
                                                  Executive Vice President and
                                                  Chief Operating Officer
                                                  (formerly, Senior Vice President,
                                                  General Counsel, Secretary and
                                                  Clerk), IXIS Asset Management
                                                  Distribution Corporation;
                                                  Executive Vice President, Chief
                                                  Operating Officer and Director
                                                  (formerly, President, Chief
                                                  Operating Officer and Director),
                                                  IXIS Asset Management Services
                                                  Company.

  Russell L. Kane            Interim Chief        Interim Chief Compliance                 Not Applicable
  (7/23/69)               Compliance Officer,     Officer for Mutual Funds, Vice
                         since 2006, Assistant    President, Associate General
                          Secretary since 2004    Counsel, Assistant Secretary and
                                                  Assistant Clerk, IXIS Asset
                                                  Management Distributors, L.P.
                                                  and IXIS Asset Management
                                                  Advisors, L.P.; Vice President,
                                                  Associate General Counsel,
                                                  Assistant Secretary and Assistant
                                                  Clerk, IXIS Asset Management
                                                  Distribution Corporation;
                                                  formerly, Senior Counsel,
                                                  Columbia Management Group.

* The Trustees are divided into three Classes and serve staggered three-year terms, subject to their prior death, retirement, resignation, disqualification or removal from the Board. The Terms of Class I Trustees expire in 2006, the terms of Class II Trustees expire in 2007, and the terms of the Class III Trustees expire in 2008. It is currently expected that, in accordance with the Board's current retirement policy, Messrs. Chenault, Cowan and Shane will retire as Trustees prior to the June 2007 Annual Meeting. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any Trustees who are currently age 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term.

** Each person listed above, except as noted, holds the same position(s) with the Trust. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.

***The Trustees of the Trust serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust:
     President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation, President and Chief Executive Officer of IXIS Advisors.

                            ADDITIONAL INFORMATION


It is currently anticipated that the Fund's 2006 annual meeting of Shareholders will be held on June 14, 2006. Shareholders submitting any proposals for the Fund intended to be presented at the 2006 annual meeting must ensure that such proposals are received by the Fund, in good order and in compliance with all applicable legal requirements and the requirements of the Fund's Bylaws, no later than March 12, 2006 and not earlier than February 25, 2006. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws. Shareholder proposals should be addressed to the attention of the Secretary of the Fund.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees and on such terms as the Board of Trustees shall determine.

Shareholder Meeting (unaudited)

At the annual meeting (the "Meeting") of shareholders held on June 15, 2005, shareholders of the AEW Real Estate Income Fund voted for the following proposal:

             1. Election of Trustees

                               For      Against Abstained* Total Votes
         -                     ---      ------- ---------- -----------
         Charles D. Baker  3,739,074.41 49,029      0      3,788,103.41
         John A. Shane     3,737,204.41 50,899      0      3,788,103.41
         Cynthia L. Walker 3,738,874.41 49,229      0      3,788,103.41
         Sandra O. Moose**          681      1      0               682

*  Includes Broker Non-Votes (if any).
** Preferred Shares Trustee.

Messrs. Graham T. Allison, Jr., Edward A. Benjamin, Daniel M. Cain, Paul G. Chenault, Kenneth J. Cowan, Richard Darman, Robert J. Blanding and John T. Hailer, Trustees of the Fund, each have terms of office as Trustee that continued after the Meeting. Mr. Charles D. Baker and Ms. Cynthia L. Walker became Trustees of the Fund in June 2005.

[LOGO] AEW



                                                                   CEAEW58-0106

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.
The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. John A. Shane are members of the audit committee and have been designated as "audit committee financial experts" by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.
Fees paid to Principal Accountant by the Fund.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant's financial statements and but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning; and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

                                               Audit-related                   All other
                               Audit fees         fees/1/        Tax fees/2/     fees
                            ----------------- ---------------- --------------- ---------
                              2004     2005     2004    2005    2004    2005   2004 2005
                            -------- -------- -------- ------- ------- ------- ---- ----
AEW Real Estate Income Fund $ 20,000 $ 24,400 $ 10,000 $ 7,900 $ 1,250 $ 1,316 $ 0  $ 0

    1. The audit related fees for 2004 and 2005 consist of $5,000 related to rating agency procedures reports (2004, 2005), $5,000 related to the performance of agreed-upon procedures relating to the Trust's semi-annual financial statements in accordance with SAS 100 (2004), and $2,900 related to the performance of agreed-upon procedures related to a change in the Trust's custodian.
    2. The tax fees consist of a review of year-end shareholder reporting.

Aggregate fees billed to the Registrant for non-audit services during 2004 and 2005 were $11,250 and $9,216, respectively.

Fees paid to Principal Accountant By Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Trust's principal accountant to AEW Management and Advisors, L.P. and entities controlling, controlled by or under common control with AEW Management and Advisors, L.P. that provide ongoing services to the Trust ("Control Affiliates") for the last two fiscal years.

                   Audit-related fees     Tax fees      All other fees
                   ------------------ ----------------- -------------
                     2004      2005    2004     2005      2004    2005
                   --------- -------- ------- --------- --------  ----
Control Affiliates $ 106,000 $ 24,000 $ 7,000 $ 129,060 $ 12,000  $ 0

Aggregate fees billed to Control Affiliates for non-audit services during 2004 and 2005 were $125,000 and $153,060, respectively.

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

   Annually, the Registrant's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

   If, in the opinion of management, a proposed engagement by the Registrant's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). Daniel M. Cain, John A. Shane and Cynthia L. Walker are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Schedule of Investments.
Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
When voting proxies and responding to tender offers, AEW acts prudently, solely in the best interest of its clients, and for the exclusive purpose of maximizing value to its clients. AEW takes reasonable steps under the circumstances to assure that it has actually received all of the proxies for which it has voting authority. AEW considers those factors that would affect the value of its clients' investments and may not, unless specifically directed to do so by a client, consider unrelated objectives, such as social considerations. In the event of any conflict of interest involving a proxy vote AEW will vote in accordance with recommendations provided by an independent party proxy service provider.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Portfolio Manager Information

Matthew A. Troxell, Principal and Portfolio Manager, has managed the AEW Real Estate Income Fund since its inception. During the past 5 years, Mr. Troxell has been employed by AEW Management and Advisors, L.P. ("AEW") and serves as portfolio manager for all of AEW's real estate equity securities portfolios.

Portfolio Manager's Management of Other Accounts

As of January 31, 2006, Mr. Troxell managed the following other accounts in addition to managing the AEW Real Estate Income Fund:

  Registered Investment      Other Pooled Investment
        Companies                    Vehicles                 Other Accounts
--------------------------  --------------------------  ---------------------------
               Advisory fee                Advisory fee                Advisory fee
Other Accounts is based on  Other Accounts is based on  Other Accounts  is based on
   Managed     performance     Managed     performance     Managed      performance
-------------- ------------ -------------  ------------ -------------  -------------
# of   Total   # of  Total  # of   Total   # of  Total  # of   Total   # of  Total
Accts  Assets  Accts Assets Accts  Assets  Accts Assets Accts  Assets  Accts Assets
-----  ------- ----- ------ -----  ------- ----- ------ -----  ------- ----- -------
  7    $ 1.837   0     0      4    $ 670.7   0     0     49    $ 4.8     9   $ 1.203
       billion                     million                     billion       billion

One potential conflict of interest that may arise in connection with the Portfolio Manager's management of the AEW Real Estate Income Fund and the investments in the other accounts he manages, is when the Portfolio Manager wants to short a stock in one of AEW's Long/Short strategy accounts that AEW holds long in any of its accounts/funds. To address this potential conflict, AEW has developed policies and procedures where the Portfolio Manager must get prior approval from AEW's Chief Compliance Officer in order to short a stock that is currently held long.

Portfolio Manager's Compensation

The following describes the structure of, and the method used to determine, the compensation of the above listed portfolio manager as of January 31, 2006:

Compensation for all of AEW professionals, including AEW REIT investment professionals, is composed of two parts: base salary and incentive compensation. The firm's base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. To determine appropriate "market ranges" for the various function areas (based on specific job characteristics and years of experience), AEW uses the services of an independent consulting firm which performs research into the compensation practices of firms similar to AEW within the industry.

Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. The firm's operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW's senior professionals (Principals), including the Portfolio Manager (Matthew Troxell) and his team of three Assistant Portfolio Managers, are eligible for participation in AEW's Equity Sharing program, which gives Principals of the firm economic interests in a portion of the firm's profits. This program is sponsored by AEW's parent company IXIS Asset Management US Group, L.P. (formerly IXIS Asset Management North America, L.P.)

Portfolio Manager's Ownership of Fund Shares

As of January 31, 2006, Mr. Troxell beneficially owned in the dollar range of $50,000 - $100,000 of equity securities of the AEW Real Estate Income Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                                                                                   (d)
                                                                             Maximum Number
                                                                 (c)         (or Approximate
                                                           Total Number of  Dollar Value) of
                                                          Shares (or Units) Shares (or Units)
                           (a)                            Purchased as Part  that May Yet Be
                     Total Number of          (b)            of Publicly     Purchased Under
                    Shares (or Units) Average Price Paid   Announced Plans    the Plans or
Period                  Purchased     per Share (or Unit)    or Programs        Programs
------              ----------------- ------------------- ----------------- -----------------
February 1 through      1365.760             17.73            1365.760             N/A
February 28

March 1 through         2621.850             17.88            2621.850             N/A
March 31

April 1 through              N/A               N/A                 N/A             N/A
April 30

May 1 through           1298.847             17.73            1298.847             N/A
May 31

June 1 through          2501.176             18.36            2501.176             N/A
June 31

July 1 through               N/A               N/A                 N/A             N/A
July 31

August 1 through        1136.901             19.73            1136.901             N/A
August 31

September 1 through     1200.013             18.67            1200.013             N/A
September 30

October 1 through       1159.781             19.19            1159.781             N/A
October 31

November 1 through      2417.604             18.61            2417.604             N/A
November 30

December 1 through           N/A               N/A                 N/A             N/A
December 31

January 1 through       6604.027             18.55            6604.027             N/A
January 31

Item 10. Submission of Matters to a Vote of Securities Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures.
The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

      (a) (1) Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).
      (a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), as herewith as exhibits (a)(2)(1) and a(2)(2), respectively.
      (a) (3) Not applicable.
      (b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as exhibit (b).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    AEW Real Estate Income Fund

                                    By:    /s/ John T. Hailer
                                           -------------------------------------
                                    Name:  John T. Hailer
                                    Title: President and Chief Executive Officer
                                    Date:  March 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                    By:    /s/ John T. Hailer
                                           -------------------------------------
                                    Name:  John T. Hailer
                                    Title: President and Chief Executive Officer
                                    Date:  March 27, 2006

                                    By:    /s/ Michael C. Kardok
                                           -------------------------------------
                                    Name:  Michael C. Kardok
                                    Title: Treasurer
                                    Date:  March 27, 2006